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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 6, 2001


                           mPHASE TECHNOLOGIES, INC.
              (Exact Name of Registrant as Specified in Charter)



        New Jersey                        000-24969              22-2287503
(State or Other Jurisdiction of    (Commission File Number)     (IRS Employer
      Incorporation)                                         Identification No.)



                 587 Connecticut Ave., Norwalk, CT 06854-0566
              (Address of Principal Executive Offices) (ZIP Code)




      Registrant's telephone number, including area code: (203) 838-2741



                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

     mPhase Technologies, Inc. issued a press release on July 6, 2001 regarding the pending purchase of substantially all of the assets of Pliant Systems Inc., a copy of which is attached as Exhibit 99.1 hereto.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) and (b)    Not Applicable

               (c)  Exhibit.  The following exhibit is filed with this report:
                    -------

               99.1 Press Release, dated July 6, 2001, of mPhase Technologies, Inc.


                        [Signature on following page.]
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                                  SIGNATURES
                                  ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         mPHASE TECHNOLOGIES, INC.




                                         By: /s/ MARTIN S. SMILEY
                                             --------------------
                                             Martin S. Smiley
                                             Executive Vice President,
                                             Chief Financial Officer and
                                             General Counsel

Date:  July 6, 2001
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                                 EXHIBIT INDEX
                                 -------------

Exhibit       Description
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99.1          Press Release, dated July 6, 2001, of mPhase Technologies, Inc.